Wayside Technology Group, Inc.
(Exact name of Registrant as specified in its charter)

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2007

Delaware	000-26408	13-3136104
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1157 Shrewsbury Avenue, Shrewsbury, New Jersey		07702
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (732) 389-8950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 26, 2007, Wayside Technology Group, Inc. issued a press release announcing its financial results for the first quarter ended June 30, 2007.  The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated by reference herein and is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.
99.1	Press Release dated July 26, 2007, furnished pursuant to Item 2.02.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wayside Technology Group, Inc.

Dated: July 27, 2007	By:	/s/ Simon F. Nynens
Simon F. Nynens
President and Chief Executive Officer

Index to Exhibits
Exhibit No.	Description

99.1	Press Release dated July 26, 2007, furnished pursuant to Item 2.02.